UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 3, 2004
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                             PERFECTDATA CORPORATION
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             (Exact name of registrant as specified in its charter)


California                          0-12817                    95-3087593
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(State of other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)             identification No.)


1445 East Los Angeles Avenue             Simi Valley           California 93065
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (805) 581-4000
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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

     a. On March 3, 2004, KPMG LLP advised the registrant, PerfectData Corporation (the "Company"), that such firm resigned as independent auditors for the Company. KPMG LLP was first retained by the Company to audit its financial statements for the year ended March 31, 2000.

     b. The audit reports of KPMG LLP on the financial statements of the Company as of and for the years ended March 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, nor was either report of KPMG LLP qualified or modified as to uncertainty, audit scope, or accounting principles.

     c. Because KPMG's resignation did not involve any disagreement with the Company, the Company's Audit Committee did not have to take any action, other than to commence an immediate search for an accounting firm suitable for a small business company like the Company.

     d. In connection with the audits of the two fiscal years ended March 31, 2003, and during the subsequent interim period through March 3, 2004, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused such firm to make reference in connection with their opinion to the subject matter of the disagreement.

     e. The Company has furnished a copy of this Report to KPMG LLP and has requested that such firm furnish the Company with a letter addressed to the Commission stating whether such firm agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree. The response of KPMG LLP is filed as Exhibit 16 to this Report.

Item 7.  Financial Statements and Exhibits.

     a. Financial statements of business acquired:

                           None

                                1
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     b. Pro forma financial information:

                           None

     c. Exhibits:


        Number        Exhibit
        16            Letter dated March 10, 2004 from KPMG LLP to the
                      Commission



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereinto duly authorized.

                              PERFECTDATA CORPORATION
                                           (Registrant)

                              By:  /s/ Irene J. Marino
                                   -------------------------------------------
                                    Irene J. Marino
                                    Vice President, Finance and Chief
                                       Financial Officer



March 9, 2004

                                2
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                            Exhibit Filed with Report

       Number         Exhibit                                             Page
       ------         -------                                             ----
         16           Letter dated March 10, 2004 from                      E-2
                      KPMG LLP to the Commission




                                                                            E-1